WHEN RECORDED RETURN TO:

     EMPS Corporation
     c/o Stephen H. Smoot
     875 Donner Way, Unit 705
     Salt Lake City, Utah  84108

                            ASSIGNMENT OF PATENT


     WHEREAS, PARTICLE SEPARATION TECHNOLOGIES, L.C., a Limited Liability

Company organized under the laws of the State of Utah, is the owner of the entire right, title and interest in and to the United States Letters Patent entitled:

SYSTEM AND METHOD FOR SEPARATING ELECTRICALLY CONDUCTIVE PARTICLES
     Patent No. 6,095,337          Issued: August 1, 2000

and in and to the inventions defined in said patents.

     WHEREAS, EMPS Corporation, a Nevada corporation, located at 875 Donner

Way, Unit 705, Salt Lake City, Utah 84108, is desirous of acquiring the entire right, title and interest in and to the said inventions and patents within the United States of America and its territorial possessions and within the countries foreign to the United States and any United States or foreign Letters Patents that may be granted therefor;

     NOW, THEREFORE, in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the said PARTICLE SEPARATION TECHNOLOGIES L.C. by these presents does sell, assign and transfer unto EMPS Corporation all of its right, title and interest to the said inventions and patents and any and all divisions and continuations, substitutes and reissues of said patents and the entire right, title and interest in, to and under any and all

Letters Patents of the United States and foreign countries that may issue or be granted on said inventions.


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     EXECUTED this 5th  day of February, 2001, at 136 East South Temple,
Suite 1700-A, Salt Lake City, Utah  84111.


                         PARTICLE SEPARATION TECHNOLOGIES, L.C.




                         By:____________________________________
                         Stephen H. Smoot, Manager & Authorized Signature




STATE OF UTAH            )
                         :ss
County of Salt Lake      )

     On _______________, 2001, before me personally appeared STEPHEN H. SMOOT, known to me to be the person described above and who signed the foregoing Assignment in my presence and acknowledged under oath before me that he has read the same and knows the contents thereof and that the same is true of his own knowledge excepting as to matters therein alleged upon information and belief and as to those matters he believes them to be true, and that he executed the same as his free act and deed and for the purpose set forth therein.




                              __________________________________
                              NOTARY PUBLIC

                              Residing At:

                              _________________________

My Commission Expires:

____________________




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